                                                                   EX-99.B(h)(4)

                                   APPENDIX A
                                   ----------

       ----------------------------------------------------------------
                                                            Maximum
       Funds Trust                                        Shareholder
       Funds and Share Classes                           Servicing Fee
       ----------------------------------------------------------------
       1.   Asset Allocation Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
            Institutional Class                              0.10
       ----------------------------------------------------------------
       2.   California Limited Term Tax-Free Fund
            Class A                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       3.   California Tax-Free Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       4.   California Tax-Free Money Market Fund
            Class A                                          0.25
       ----------------------------------------------------------------
       5.   Cash Investment Money Market Fund
            Administrator Class                              0.10
            Service Class                                    0.25
       ----------------------------------------------------------------
       6.   Colorado Tax-Free Fund
            Class A                                          0.25
            Class B                                          0.25
       ----------------------------------------------------------------
       7.   Diversified Equity Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       8.   Diversified Small Cap Fund
            Institutional Class                              0.10
       ----------------------------------------------------------------
       9.   Equity Income Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       10.  Equity Index Fund
            Class A                                          0.25
            Class B                                          0.25
       ----------------------------------------------------------------
       11.  Government Money Market Fund
            Administrator Class                              0.10
            Class A                                          0.25
            Service Class                                    0.25
       ----------------------------------------------------------------
       12.  Growth Balanced Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       13.  Growth Equity Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                                                            Maximum
       Funds Trust                                        Shareholder
       Funds and Share Classes                           Servicing Fee
       ----------------------------------------------------------------

       14.  Growth Fund
            Class A                                          0.25
            Class B                                          0.25
       ----------------------------------------------------------------
       15.  High Yield Bond Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       16.  Income Fund
            Class A                                          0.25
            Class B                                          0.25
       ----------------------------------------------------------------
       17.  Income Plus Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       18.  Index Allocation Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       19.  Inflation-Protected Bond Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       20.  Intermediate Government Income Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       21.  International Equity Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       22.  Large Cap Appreciation Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       23.  Large Cap Value Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       24.  Large Company Growth Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       25.  Limited Term Government Income Fund
            Class A                                          0.25
            Class B                                          0.25
       ----------------------------------------------------------------
       26.  Liquidity Reserve Money Market Fund
            Investor Class                                   0.25
       ----------------------------------------------------------------
       27.  Minnesota Money Market Fund
            Class A                                          0.25
       ----------------------------------------------------------------
       28.  Minnesota Tax-Free Fund
            Class A                                          0.25
            Class B                                          0.25
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                                                            Maximum
       Funds Trust                                        Shareholder
       Funds and Share Classes                           Servicing Fee
       ----------------------------------------------------------------
       29.  Money Market Fund
            Class A                                          0.25
            Class B                                          0.25
       ----------------------------------------------------------------
       30.  Montgomery Emerging Markets Focus Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       31.  Montgomery Mid Cap Growth Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       32.  Montgomery Short Duration Government Bond Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       33.  Montgomery Small Cap Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
            Institutional Class                              0.10
       ----------------------------------------------------------------
       34.  Montgomery Total Return Bond Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
            Institutional Class                              0.15
       ----------------------------------------------------------------
       35.  National Tax-Free Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       36.  National Tax-Free Money Market Fund
            Class A                                          0.25
            Service Class                                    0.25
       ----------------------------------------------------------------
       37.  Outlook Today Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       38.  Outlook 2010 Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       39.  Outlook 2020 Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       40.  Outlook 2030 Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------

       ----------------------------------------------------------------
                                                            Maximum
       Funds Trust                                        Shareholder
       Funds and Share Classes                           Servicing Fee
       ----------------------------------------------------------------
       41.  Outlook 2040 Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       42.  Overland Express Sweep Fund                      0.30
       ----------------------------------------------------------------
       43.  Overseas Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       44.  Prime Investment Money Market Fund
            Service Class                                    0.25
       ----------------------------------------------------------------
       45.  SIFE Specialized Financial Services Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       46.  Small Cap Growth Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
            Institutional Class                              0.10
       ----------------------------------------------------------------
       47.  Small Cap Opportunities Fund
            Institutional Class                              0.10
       ----------------------------------------------------------------
       48.  Small Company Growth Fund
            Institutional Class                              0.10
       ----------------------------------------------------------------
       49.  Small Company Value Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
            Institutional Class                              0.10
       ----------------------------------------------------------------
       50.  Specialized Health Sciences Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       51.  Specialized Technology Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       52.  Stable Income Fund
            Class A                                          0.25
            Class B                                          0.25
            Class C                                          0.25
       ----------------------------------------------------------------
       53.  Treasury Plus Money Market Fund
            Class A                                          0.25
            Service Class                                    0.25
       ----------------------------------------------------------------
       54.  100% Treasury Money Market Fund
            Class A                                          0.25
       ----------------------------------------------------------------

        Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

        Approved by the Board of Trustees: March 26, 1999, as amended October 28, 1999, May 9, 2000, July 25, 2000, December 18, 2000, February 6, 2001, May
8, 2001, August 7, 2001, November 6, 2001 February 5, 2002, May 7, 2002, August
6, 2002, November 5, 2002, February 4, 2003, May 6, 2003 and August 5, 2003.

        Most recent annual approval date: August 5, 2003.